AST BOND PORTFOLIO 2025
SCHEDULE OF INVESTMENTS	as of September 30, 2025 (unaudited)
	Shares	Value
Long-Term Investment — 86.2%
Affiliated Mutual Fund
Fixed Income
AST Target Maturity Central Portfolio* (cost $2,463,366)	263,006	$2,911,477
Short-Term Investment — 1.8%
Affiliated Mutual Fund
PGIM Core Ultra Short Bond Fund (cost $58,985)	58,985	58,985

TOTAL INVESTMENTS—88.0% (cost $2,522,351)(wa)		2,970,462

Other assets in excess of liabilities(z) — 12.0%		405,737

Net Assets — 100.0%		$3,376,199

Below is a list of the abbreviation(s) used in the quarterly schedule of portfolio holdings:
CME	Chicago Mercantile Exchange
SOFR	Secured Overnight Financing Rate

*	Non-income producing security.
(wa)	Represents investments in Funds affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:
Futures contracts outstanding at September 30, 2025:
Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
2	3 Month CME SOFR	Dec. 2025	$479,788	$409
Short Positions:
3	2 Year U.S. Treasury Notes	Dec. 2025	625,195	(308)
7	5 Year U.S. Treasury Notes	Dec. 2025	764,367	(735)
3	10 Year U.S. Treasury Notes	Dec. 2025	337,500	168
2	10 Year U.S. Ultra Treasury Notes	Dec. 2025	230,156	(1,940)
4	20 Year U.S. Treasury Bonds	Dec. 2025	466,375	(8,990)
2	30 Year U.S. Ultra Treasury Bonds	Dec. 2025	240,125	(6,413)
				(18,218)
				$(17,809)
Other information regarding the Portfolio is available in the Portfolio’s most recent Report to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).
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